                                                                   EXHIBIT 10.13



                                STANDARD SUBLEASE

                   American Industrial Real Estate Association

1. PARTIES. This Sublease, dated, for reference purposes only, September 5, 1997, is made by and between Telesensory, a California corporation (herein called "Sublessor") and Matrix Micro Assembly Corporation a California corporation (herein called "Sublessee")

2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Santa Clara State of California, commonly known as 522 Almanor and described as a portion of an approximately 82,544 square foot tilt-up concrete building. APPROXIMATELY 20,731 RENTABLE SQUARE FEET PER EXHIBIT B CONSISTING OF Said real property, including the land and all improvements thereon, is hereinafter called the "Premises"

        3.1 TERM. The term of this Sublease shall be for sixty-three (63) months commencing on October 15, 1997 and ending on January 14, 2003 unless sooner terminated pursuant to any provision hereof

        3.2 DELAY IN COMMENCEMENT. Notwithstanding said commencement date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee, provided, however, that if Sublessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date and Sublessee shall pay rent for such period at the initial monthly rates set forth below.

        See Addendum 1, items A and B.

Rent for any period during the term hereof which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $32,000.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease. Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit. Sublessee shall within ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Sublessee's failure to do so shall be a material breach of this Sublease Sublessor shall not be required to keep said deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6. USE.

        6.1 Use The Premises shall be used and occupied only for as per paragraph 11A of the Master Lease and for no other purpose

        6.2 COMPLIANCE WITH LAW.

               (a) Sublessor warrants to Sublessee that the Premises, in its existing state, but without regard to the use for which Sublessee will use the premises, does not violate any applicable building code regulation or ordinance at the time that this Sublease is executed. In the event that it is determined ?? this warranty has been violated, then it shall be the obligation of the Sublessor, after written notice from Sublessee, to promptly at Sublessor's sole cost and expense, rectify any such violation. In the event that Sublessee does not give to Sublessor written notice of the violation of this warranty within 1 year from the commencement of the term of this Sublease, it shall be conclusively deemed that such violation did not exist and the correction of the same shall be the obligation of the Sublessee.

               (b) Except as provided in paragraph 6.2(a), Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes ordinances, rules regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises Sublessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

        6.3 CONDITION OF PREMISES. Except as provided in paragraph 6.2(a) Sublessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business.

7. MASTER LEASE

        7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter referred to as the "Master Lease", a copy of which is attached hereto marked Exhibit 1, dated August 1, 1997 wherein Pace Properties, a California Limited Partnership is lessor, hereinafter referred to as the "Master Lessor"

        7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease

        7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

        7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease Sublessee does hereby expressly assume and agree to perform and comply with for the benefit of Sublessor and Master Lessor, each and ever obligation of Sublessor under the Master Lease which are not superceded by provisions of this Sublease.


(c) American Industrial Real Estate Association 1978

        7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

        7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

        7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

        7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Lease

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

        8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 8.2 hereof.

        8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee all rent owing and to be owed under this Sublease Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

        8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

        8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

        9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

        9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantor consent to this Sublease and the terms thereof.

        9.3 In the event that Master Lessor does give such consent then.

               (a) Such consent will not release Sublessor of its obligations or after the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

               (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

               (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

               (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

               (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments ?? modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

               (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor and Sublessee shall each attorn to the other and shall execute such documents as may be required to effectuate that relationship in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall



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

not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

        9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

        9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

        9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. BROKERS FEE.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.



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
12. ADDITIONAL PROVISIONS. [If there are no additional provisions draw a line from this point to the next printed word after the space left here If there are additional provisions place the same here.]

        Addendum 1 is attached and made a part of this Sublease and is comprised of items A through N, Exhibit A, Exhibit B

        IF THIS SUBLEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO.

Executed at                            Telesensory, a California corporation
           --------------------        -------------------------------------
on 9/29/97                             By /s/ Signature Illegible
   -------

address 455 North Bernardo Avenue      By
        -------------------------        ---------------------------------------
Mountain View, CA 94086                "Sublessor" (Corporate Seal)
-----------------------

Executed at                            Matrix Micro Assembly Corp., a
           ----------------------      ------------------------------
                                       California Corporation

on 9/26/97                             By /s/ Signature Illegible
   -------
address 3350 Scott Boulevard, #49      By
        -------------------------        ---------------------------------------

Santa Clara, CA 95054                  "Sublessee" (Corporate Seal)
---------------------

Executed at                            Pace Properties, a California Limited
           ----------------------      -----------------------------------------
                                       Partnership

on 10-1-97                             By
-------                                   --------------------------------------

address 1505 Wessex Avenue             By /s/ Signature Illegible
        ------------------

Los Altos, CA 94024                    "Master Lessor" (Corporate Seal)
-------------------

Executed at
           ----------------------      -----------------------------------------
on
   ------------------------------      -----------------------------------------
address
        -------------------------      -----------------------------------------
                                       "Guarantors"
---------------------------------
                                                                    Form 401 778

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St. M-1, Los Angeles, CA 90071 (213) 687-8777.

(c) 1978 - by American Industrial Real Estate Association All rights reserved No part of these works may be reproduced in any form without permission in writing

                             ADDENDUM 1 TO SUBLEASE

        This Addendum 1 shall be attached to and made a part of that certain Sublease by and between Telesensory Corporation, a California corporation ("Sublessor") and Matrix Micro Assembly Corporation, a California corporation ("Sublessee") for that certain Premises located at 520 Almanor, Sunnyvale, California, dated September 5, 1997, for reference purposes only.

        A.     Rent Schedule

               The parties acknowledge and understand that the exact measurement of the demised Premises remains to be determined as provided in
               Item 2 of the Sublease, which may not occur until after occupancy by Sublessee. The parties will initially use twenty thousand (20,000) square feet as their best approximation of the size of the demised Premises, but all payments made or due as Rent shall be adjusted (up or down as the case may be) following the final determination of the size of the Premises, such adjustments to be due and payable to Sublessor, or credited to Sublessee, at the next Rental due date following such determination. Rent payable by Sublessee to Sublessor for use of the premises shall be due and payable in advance on the first day of each month, with appropriate pro-ration for the second the last months of the tenancy, as follows.

                 During the first 3 months:           $0.80 per square foot.
                 During the 4th through 15th months: $1.40 per square foot. During the 16th through 27th months: $1.45 per square foot. During the 28th through 39th months: $1.50 per square foot. During the 40th through 51st months: $1.55 per square foot. During the 52nd through 63rd months: $1.60 per square foot.

        B. Sublessee shall pay Sublessor upon the execution hereof Forty-eight Thousand and 00/100ths Dollars ($48,000.00), which shall be applied as base rent for the such portion of the rent due for the first 3-4 months as it will cover, upon determination of the actual size of the Premises.

        C. Sublessee shall, in addition, be liable for the actual cost of telephone service and any other utilities or services directly provided or metered to, or for the sole benefit of, the demised Premises; and a proportionate share (based on square footage) of all building or yard exterior maintenance (including landscaping services), commonly-metered utilities (electricity, gas, water) and those common-area charges and any other cost, taxes, etc.) for which Sublessor is obligated to reimburse Master Lessor under the Master Lease. If in Sublessor's sole discretion Sublessee's use of electrical and or water is in excess of that normally used for light manufacturing then Landlord may require Sublessee to install at Sublessee's cost, separate meters in the sublet premises and to pay their actual use of same.*

        D.     Condition of Premises - Allowance for Tenant Improvements

               Notwithstanding the provisions of item 6.3, Sublessor will, at its own expense and in conformance with applicable law, construct a demising wall in the approximate location shown on the attached Exhibit B, which shall be substantially completed prior to the occupancy date stated herein. In addition, Sublessor shall provide Sublessee with an allowance of One Hundred Seventeen Thousand Five Hundred and 00/100ths Dollars ($117,500.00) for the purpose of permitting Sublessee to construct its own interior improvements in the demised premises.

* However, should the Sublessee seperate the power, the Sublessor will provide the Sublessee with $5,000.00 of the cost of the demising. As part of the electrical seperation process, the Sublessor hereby gives the Sublessee the right to remove various electrical transformers and panels in the Sublessor's space and place them in the Sublessee's space. The Sublessor will have the right to review and approve the removal of any specific item from its space.

               TENANT IMPROVEMENTS SHALL BE HANDLED AS PER PARAGRAPH 13. ALTERATIONS. Any such improvements for which such Landlord's agreement cannot be obtained shall be deemed special and unique to Sublessee's occupancy and use, shall not be paid for out of the allowance provided by Sublessor, and shall be removed at Sublessee's expense at the termination of its tenancy, if required by either Sublessor or Master Lessor. Sublessee or Sublessee's general contractor shall be required prior to commencement of construction to post a performance bond in the amount of the tenant improvement contract to be performed by Sublessee's contractor. Sublessee shall provide conditional and unconditional lien releases from all contractors, subcontractors and material suppliers in accordance with CC section 3262 and shall provide certificates of completion for work for which payment is requested. Upon receipt of these, Sublessor shall pay these approved costs and invoices within ten (10) days of receipt until the improvement allowance is used.

               The stage of completion of any such Sublessee improvements shall not be a factor deemed to cause a delay in delivery of possession pursuant to item 3.2 of the Sublease.

        E. Parking. Sublessee shall be entitled to a proportionate number of unassigned parking spaces on the premises as relate to the area of the demised premises as a portion of the whole premises, to be located in reasonable proximity to the various entrances to the demised premises, and SUBLESSOR SHALL PROVIDE SUBLESSEE SIXTY
               (60) PARKING SPACES IN CLOSE PROXIMITY TO THE SUBLET PREMISES

        F. Signage. Sublessee shall be entitled to install, at its own expense and in the vicinity of the demised Premises, such signage as is permitted by the Master Lease and the City of Sunnyvale. In any case where such signage is limited by sign area, Sublessee shall be entitled to its own sign area in the same proportion as the demised Premises bear to the entire premises at 520 Almanor.

        G. Brokerage Fee: Sublessor and Sublessee acknowledge that CPS and Grubb and Ellis are the only brokers involved in this transaction and that each shall indemnify the other against any and all claims of brokers other than CPS and Grubb and Ellis. CPS represents only the Sublessor and Grubb and Ellis represents only the Sublessee and neither represents the others' client.

        H. After architects determination of the size of the Premises as outlined in Paragraph 2 of the sublease, the Sublessee's proportionate share of additional costs and expenses shall be determined by dividing this determination by 82,544 (e.g. 20,000 / 82,544 = 24.23%). 25.1% 20,731/82544

        I. Sublessee shall not be entitled to share any bonus rent in the event of a sublease (modification of paragraph 26E Master Lease).

        J. Permitted Alterations: Sublessee shall not be allowed to make any alterations to the Premises without the prior written consent of Sublessor and master lessor (modification of Paragraph 13F Master Lease).

        K. Holding Over: In the event of a hold over, Sublessee shall pay Sublessor 120% of the monthly rent payable during the last month of the term of the Sublease.



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
        M. Sublessee shall have an option to extend the term of the Sublease throughout the remainder of the initial term under the Master Lease, if written notice is received by Sublessor no earlier than Two Hundred Ten (210) days, nor later than One Hundred Eighty
               (180) days prior to the expiration of the initial Sublease term. The rent shall be at the then current market for similar buildings with similar tenant improvements and amenities in the Sunnyvale area, but in no event less than the last month's rent payable under the initial Sublease, and shall increase by six cents ($0.06) per square foot per month at each 12th month anniversary thereafter.

        N. Should Sublessor elect to vacate and sublease the Premises which it occupies while this Sublease is still in effect, and Sublessee is not in default under the Sublease, Sublessee shall have a Right of First Refusal to sublease Sublessor's Premises, subject to, Master Lessor's approvals as would be required for any sublessee under the Master Lease.



                                *except those constructed at Sublessee's expense

                                   EXHIBIT "A"

                                      LEASE

                                 BY AND BETWEEN

                PACE PROPERTIES, A CALIFORNIA LIMITED PARTNERSHIP

                                   (Landlord)

                                       AND

                TELESENSORY CORPORATION, A CALIFORNIA CORPORATION

                                    (Tenant)

                     For the 82,554 Square Feet Premises at

                     520 Almanor Avenue, Sunnyvale, CA 94086

                                                                       APPROVED:

                                      LEASE

                                Table of Contents

PARAGRAPH                                                                PAGE
---------                                                                ----
1. PARTIES                                                               1

2. PREMISES                                                              1

3. DEFINITIONS                                                           1

               A. Alterations
               B. Building

               C. (Intentionally Left Out)
               D. Commencement Date
               E. Common Area

               F. HVAC
               G. Interest Rate
               H. Landlord's Agents
               I. Monthly Rent
               J. Real Property Taxes
               K. Rent
               L. Security Deposit
               M. Assignment and Sublease
               N. Tenant Improvements
               O. Tenant Improvements Allowance
               P. Tenant's Percentage
               Q. Tenant's Personal Property
               R. Term

4. LEASE TERM                                                            2

               A. Term

               B. Alternative Term Provisions
               C. Commencement Date Memorandum
               D. Tenant Delays
               E. Early Entry
               F. Termination

5. RENT                                                                  3

               A. Monthly Rent
               B. Adjustments
               C. Additional Rent
               D. Prorations

6. LATE PAYMENT CHARGES                                                  4

7. SECURITY DEPOSIT                                                      4

8. HOLDING OVER                                                          4

9. TENANT IMPROVEMENTS                                                   4

10. CONDITIONS OF PREMISES                                               5

11. USE OF THE PREMISES                                                  5

               A. Tenant's Use
               B. Compliance

12. QUIET ENJOYMENT                                                      6

13. ALTERATIONS                                                          6

               A. Permitted Alterations
               B. Notice

        7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations. The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations.

        7.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

        7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

        7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any party to the Master Lease.

8. ASSIGNMENT OF SUBLEASE AND DEFAULT.

        8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom subject however to terms of Paragraph 8.2 hereof.

        8.2 Master Lessor, by executing this document, agrees that until a default shall occur in the performance of Sublessor's Obligations under the Master Lease that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, I Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee all rent owing and to be owed under this Sublease Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the rents from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

        8.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

        8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

9. CONSENT OF MASTER LESSOR.

        9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then this Sublease shall not be effective unless, within 10 days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

        9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

        9.3 In the event that Master Lessor does give such consent then

               (a) Such consent will not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

               (b) The acceptance of rent by Master Lessor from Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

               (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

               (d) In the event of any default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

               (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor nor any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

               (f) In the event that Sublessor shall default in its obligations under the Master Lease, then Master Lessor at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

        9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

        9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

        9.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor Master Lessor agrees to deliver to Sublessee a copy of any such notice of default Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

10. BROKERS FEE.

11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court. The provision of this paragraph shall inure to the benefit of the Broker named herein who seeks to enforce a right hereunder.

PARAGRAPH                                                                   PAGE
---------                                                                   ----
26. ASSIGNMENT AND SUBLETTING                                                14

               A. Landlord's Consent
               B. Assignment and Sublease Form
               C. No Waiver
               D. Information to be Furnished
               E. Landlord's Alternatives

               F. Sublease or Assignment Profit and Expenses
               G. Executed Counterpart

27. DEFAULT                                                                  15

               A. Tenant's Default
               B. Remedies
               C. Landlord's Default

28. SUBORDINATION                                                            16

                A. Documentation
                B. Attornment

29. NOTICES                                                                  17

30. ATTORNEYS' FEES                                                          17

31. ESTOPPEL CERTIFICATES                                                    17

32. TRANSFER OF THE PREMISES BY LANDLORD                                     18

33. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS                           18

34. TENANT'S REMEDY                                                          18

35. MORTGAGEE PROTECTION                                                     18

36. BROKERS                                                                  18

37. ACCEPTANCE                                                               19

38. RECORDING                                                                19

39. QUITCLAIM                                                                19

40. MODIFICATIONS FOR LENDER                                                 19

41. PARKING                                                                  19

42. LEASE CONTINGENCY                                                        19

43. OPTION TO EXTEND TERM                                                    19

44. GENERAL                                                                  20

               A. Captions
               B. Executed Copy
               C. Time
               D. Separability
               E. Choice of Law

               F. Gender; Singular, Plural
               G. Binding Effect
               H. Waiver
               I. Entire Agreement
               J. Authority
               K. Exhibits

TABLE OF EXHIBITS

               EXHIBIT A The Premises
               EXHIBIT B Work Letter Agreement and Plans
               EXHIBIT C Commencement Date Memorandum

                                      LEASE

        1. Parties.

        This Lease (the "Lease"), dated, for reference purposes only, August 1, 1997, is entered into by and between Pace Properties ("Landlord"), whose address is 1505 Wessex Avenue, Los Altos, California, 94024 and TeleSensory, Corporation, A California Corporation ("Tenant"), whose address is 455 N Bernardo Avenue, Mountain View, California, 94086.

        2. Premises.

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises consisting of approximately eighty two thousand five hundred fifty four (82,554) square feet, as shown in EXHIBIT A (the "Premises") in that certain building, commonly known as 520 Almanor Avenue in the City of Sunnyvale, County of Santa Clara, California, 94086, (the "Building") as further defined in Paragraph 3.B., located on that certain real property consisting of approximately four and forty-seven hundredths (4.47) acres (the "Property"), together with a right in common to the Common Area as defined Paragraph 3.E. The Building and the Property are collectively the Premises.

        3. Definitions.

        The following terms shall have the following meanings in this Lease:

        A. Alterations. Any alterations, additions or improvements made in, on or about the Building or the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning, electrical, partitioning, drapery and carpentry installations.

        B. Building. That certain concrete tilt-up building on the Premises consisting of approximately eighty two thousand five hundred fifty four (82,554) square feet.

        C. (Intentionally left blank)

        D. Commencement Date. The Commencement Date of this Lease shall be the first day of the Lease term determined in accordance with Paragraph 4.A. or 4.B., as the case may be.

        E. Common Area. All areas and facilities within the Property provided and designated by Landlord for the general use and convenience of Tenant and other tenants and occupants of any part of the Property, including, without limitation, those portions of the Building for the general use and convenience of all tenants of the Building such as hallways, stairs, elevators, entrances and exits, rest rooms, appurtenant equipment serving the Building, fire/sprinkler alarm systems, parking areas, sidewalks, landscaped areas, service areas, trash disposal facilities, and similar areas and facilities, subject to the reasonable rules and regulations and changes therein from time to time promulgated by Landlord governing the use of the Common Area.

        F. HVAC. Heating, ventilating and air conditioning.

        G. Interest Rate. Ten percent (10%) per annum, however, in no event to exceed the maximum rate of interest permitted by law.

        H. Landlord's Agents. Landlord's authorized agents, partners, subsidiaries, directors, officers, and employees.

        I. Monthly Rent. The rent payable pursuant to Paragraph 5.A., as adjusted from time to time pursuant to the terms of this Lease.

        J. Real Property Taxes. Any form of assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, whether such tax is: (i) determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease; (ii) upon any legal or equitable interest of Landlord in the property or the Premises or any part thereof; (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Premises;
(iv) levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes against the Premises whether or not now customary or within the contemplation of the parties; or (v) surcharged against the parking area.

        K. Rent. Monthly Rent plus the Additional Rent defined in Paragraph 5.B.

        L. Security Deposit. That amount paid by Tenant pursuant to Paragraph 7.

        M. Assignment or Sublease. An Assignment or a Sublease shall be as defined in California Civil Code Section 1995.020(e).

        N. Tenant Improvements. Those certain improvements to the Premises to be constructed by Landlord pursuant to EXHIBIT B.

        O. Tenant Improvements Allowance. The cost allowance provided by Landlord for the construction of the Tenant Improvements as further described in EXHIBIT B.

        P. Tenant's Percentage. The percentage of the area of the Premises to the total area of the Building. Tenant's Percentage is agreed to be one hundred percent (100%) for the purpose of this Lease.

        Q. Tenant's Personal Property. Tenant's trade fixtures, furniture, equipment and other personal property in the Premises.

        R. Term. The term of this Lease set forth in Paragraph 4.A., as it may be extended hereunder pursuant to any options to extend granted herein.

        4. Lease Term.

               A. Term. The Term shall be a period of eight (8) years and zero
(0) months, beginning on the Commencement Date of August 1, 1997, subject to the provisions of Paragraph 4.B., and terminating on July 31, 2005, unless sooner terminated. Tenant agrees that if Landlord, for any reason whatsoever, is unable to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable to Tenant for any loss or damage therefrom, nor shall this Lease be void or voidable except as provided for in paragraph 4.F. In such event, the Commencement Date, termination date and all other dates of this Lease shall be extended to conform to the time of Landlord's tender of possession of the Premises to Tenant and Tenant shall not be obligated to pay Monthly Rent or other sums due Landlord hereunder until possession of the Premises is tendered to Tenant.

               B. Alternative Term Provisions. If at the date of execution of this Lease, Landlord and Tenant have agreed that Landlord shall construct or install any Tenant Improvements to the Premises as set forth in EXHIBIT B the Commencement Date shall be determined as provided in this Paragraph 4.B., and the termination date shall be eight (8) years and zero (0) months after the Commencement Date. The Commencement Date of this Lease shall be the later of the following:

                      (i) Ten (10) days after the date Landlord's architect and general contractor have both certified in writing to Tenant that all work described in the plans approved by Landlord and Tenant for the Tenant Improvements to be constructed pursuant to EXHIBIT B has been substantially completed in accordance with such plans and the permit has been successfully finaled by the City; or

                      (ii) sixty (60) days after the execution of the Lease has passed, but in no event later than,

                      (iii) The date Tenant commences occupancy of the Premises for the purpose of conducting Tenant's business as defined in paragraph 11.A.

               C. Commencement Date Memorandum. If the Commencement Date is determined pursuant to Paragraph 4.B. when the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form shown in EXHIBIT C.

               D. Tenant Delays. If the Commencement Date is to be determined pursuant to Paragraph 4.B. and if the Commencement Date has not occurred on or before August 1, 1997, due to the fault of Tenant, then, beginning on September 1, 1997 and continuing on the first day of each calendar month thereafter until the Commencement Date, Tenant shall pay to Landlord the Monthly Rent set forth in Paragraph 5.A. Payments for any partial month shall be prorated on the basis of a thirty (30) day month. Delays "due to the fault" of Tenant shall include those caused by:

                      (i) Tenant's failure to furnish information to Landlord for the preparation of plans and drawings for the Tenant Improvements in accordance with EXHIBIT B;

                      (ii) Tenant's request for special materials, finishes or installations which are not readily available;

                      (iii) Tenant's failure to reasonably approve plans and working drawings in accordance with EXHIBIT B;

                      (iv) Tenant's changes in plans and/or working drawings after their approval by Landlord;

                      (v) Tenant's failure to approve cost estimates if such approvals are required pursuant to EXHIBIT B;

                      (vi) Tenant's failure to complete any of its own improvement work to the extent Tenant delays completion by the City of its final inspection and approval of the Tenant Improvement Work described in EXHIBIT B; or

                      (vii) Interference with Landlord's work caused by Tenant or by Tenant's contractors or subcontractors.

               E. Early Entry. Tenant is permitted to occupy the Premises prior to the Commencement Date for the purpose of fixturing or any other purpose permitted by Landlord, such early entry shall be at Tenant's sole risk and subject to all the terms and provisions hereof, except for the payment of Monthly Rent which shall commence on the Commencement Date. Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate, and shall further have the right to require that Tenant execute an early entry agreement containing such conditions prior to Tenant's early entry.

               F. Termination. Either party, at its option, may terminate this Lease by giving written notice of its election to terminate to the other party if the Commencement Date has not occurred on or before November 1, 1997 through no fault of the terminating party. If Landlord is unable to delivery the Premises for reasons not enumerated in paragraph 4.D. and Tenant elects to terminate, then monies paid to Landlord by Tenant shall be refunded within ten
(10) days of Landlord's receipt of Tenant's termination notice.

        5. Rent.

               A. Monthly Rent. Tenant shall pay to Landlord, in lawful money of the United States, for each calendar month of the Term, Monthly Rent in the amount of subject to adjustment as provided in Paragraph 5.B., in advance, on the first day of each calendar month, without abatement, deduction, claim, offset, prior notice or demand. Landlord hereby acknowledges receipt of Tenant's payment of Monthly Rent for the first month of the Term in the amount of One-hundredths Dollars ($ ).

               B. Adjustments. On the first day of every twelfth (12) calendar month of the Term the Monthly Rent shall be adjusted as follows:

                   Months                  Monthly Rent
                   ------                  ------------
                   13-24                   $
                   25-36                   $
                   37-48                   $
                   49-60                   $
                   61-72                   $
                   73-84                   $
                   85-96                   $

               C. Additional Rent. All monies required to be paid by Tenant under this Lease, including, without limitation, Real Property Taxes pursuant to Paragraph 15., repair and maintenance charges pursuant to Paragraph 17., however, the repair and maintenance responsibilities of the Tenant will not include the replacement of capital improvements, and insurance premiums pursuant to Paragraph 22., shall be deemed Additional Rent.

               D. Prorations. If the Commencement Date is not the first (1st) day of a month, or if the termination date of this Lease is not the last day of a month, a prorated installment of Monthly Rent based on a thirty (30) day month shall be paid for the fractional month during which the Lease commences or terminates.

        6. Late Payment Charges.

Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Taxes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within ten (10) days of the date when due, Tenant shall pay to Landlord an additional sum equal to five percent (5%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

Initials:

/s/ Signature Illegible
-----------------------               --------------------
Landlord                              Tenant

        7. Security Deposit.

Tenant has deposited with Landlord the sum of ( ) as the Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. The Security Deposit, at all times during the initial lease term of the Lease or any extension thereto, shall be equal to the then current Monthly Rent. The difference in the Security Deposit amount shall be paid by Tenant on the first day of the month the Monthly Rent increases. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of termination of the Lease.

        8. Holding Over.

If Tenant remains in possession of all or any part of the Premises after the expiration of the Term, with the express or implied consent of Landlord, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. In such event, Monthly Rent shall be increased to an amount equal to one hundred twenty percent (120%) of the Monthly Rent payable during the last month of the Term, and any other sums due hereunder shall be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, condition, and covenant contained herein.

        9. Tenant Improvements.

If Tenant Improvements are to be constructed, within the Premises by Landlord, Landlord agrees to construct such Tenant Improvements pursuant to the terms of EXHIBIT B. All improvements constructed by Landlord pursuant to Exhibit B shall be the sole property of Landlord and Tenant shall have no responsibility to remove the same at the termination of the Lease or any extension thereof.

        10. Condition of Premises.

Landlord has agreed to construct Tenant Improvements and deliver the Premises in accordance with Exhibit B, and within ten (10) days after Tenant has received written notice from Landlord that substantial completion of the Tenant Improvements has occurred, Tenant shall conduct a walk through inspection of the Premises with Landlord and complete a punch-list of items needing additional work by Landlord. Other than the items specified in the punch-list, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances except for latent defects not discoverable without destructive investigation. The punch-list to be prepared by Tenant shall not include any damage to the Premises caused by Tenant's move-in, which damage shall be repaired or corrected by Tenant, at its-expense. Tenant acknowledges that neither Landlord nor its Agents have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its Agents agreed to undertake any Alterations or construct any Tenant Improvements to the Premises except as expressly provided in this Lease. If Tenant fails to submit a punchlist to Landlord within such ten (10) day period, it shall be deemed that there are no items needing additional work or repair. Landlord's contractor shall complete all reasonable punch-list items within thirty (30) days after the walk through inspection or as soon as practicable thereafter. Upon completion of such punch-list items, Tenant shall approve such completed items in writing to Landlord. If Tenant fails to approve such items within seven (7) days of completion, such items shall be deemed approved by Tenant.

        11. Use of the Premises.

               A. Tenant's Use. Tenant shall use the Premises solely for the general office, sales, marketing, electronic manufacturing, assembly and test, research and development, shipping and receiving purposes and related legal purposes and shall not use the Premises for any other purpose without obtaining the prior written consent of Landlord.

               B. Compliance.

                      (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of duly constituted public authorities now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load determined by Landlord or which endanger the structure; nor place any harmful liquids in the drainage systems; nor dump or store waste materials or refuse or allow such to remain outside the Building proper, except in the enclosed trash areas provided. Tenant shall not store or permit to be stored or otherwise placed any other material of any nature whatsoever outside the Building.

                      (ii) In particular, Tenant, at its sole cost, shall comply with all laws, ordinances, restrictions, and regulations relating to the storage, release, generation, manufacture, treatment, transportation, use, and disposal of hazardous, toxic or radioactive matter, including those materials that may be hazardous to the public safety and health and thwart protection of the environment and as may be further defined as any hazardous or toxic substance, material, or waste that is or becomes regulated by the United States, the State of California, or any local government authority having jurisdiction over the Premises. Hazardous or Toxic Material includes: (a) any hazardous substance as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (b) Hazardous Waste as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (c) Any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (d) Petroleum products; (e) Radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (f) Asbestos in any form or condition; and (g) Polychlorinated biphenyls (PCBs) and substances or compounds containing PCBs and as they may be amended from time to time (collectively "Toxic Materials"). If Tenant does or has knowledge of the storage, release, generation, manufacture, treatment, transportation, use, and disposal of any Toxic Materials, Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises and Tenant's failure to do so shall be a default under the Lease. Tenant shall immediately notify landlord in writing and provide copies upon receipt of all written complaints, claims, citations, demands, inquiries, reports, or notices relating to the condition of the Premises or compliance with environmental laws. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and its Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with its storage, use and disposal of Toxic Materials. Tenant shall further be solely responsible for and shall defend, indemnify and hold Landlord and its Agents harmless from and against any all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with a Phase I Environmental Study, the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Toxic Materials on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.

        12. Quiet Enjoyment.

        Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

        13. Alterations

               A. Permitted Alterations. After the Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for non structural Alterations not exceeding Five Thousand Dollars ($5,000.00) in cost, without the prior written consent of Landlord, and according to plans and specifications approved in writing by Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any:

                      (i) Alterations to the exterior of the Building;

                      (ii) Alterations to and penetrations of the roof of the Building; and

                      (iii) Alterations visible from outside the Premises, including the Common Area, to which Landlord may withhold Landlord's consent on wholly esthetic grounds.

All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws, by a licensed contractor, shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Premises. All Alterations made by Tenant shall be and become the property of Landlord upon installation and shall not be deemed Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, at Tenant's expense, within ninety (90) days of the termination of the Lease remove any or all non structural Alterations installed by Tenant and return the Premises to their condition as of the Commencement Date of this Lease, normal wear and tear excepted and subject to the provisions of Paragraph
24. Within the last four months of the Lease Term or any agreed extension thereof, Tenant may request in writing that Landlord identify in writing those modifications that Landlord has the right to demand the removal of by Tenant. Landlord shall respond within sixty (60) days of receipt of such request, advising Tenant in writing as to which of such modifications Landlord wishes to have removed, so that Tenant may have the opportunity to remove them prior to expiration of the Lease Term. If Tenant gives this written request to Landlord within the time provided, then Tenant shall be relieved of any obligation to remove any other modifications not specified for removal. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises.

               B. Notice. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a Notice of Non responsibility or other notice deemed proper before the commencement of any such work. If Tenant fails to remove any lien filed against the Premises in connection with any work performed or claimed to have been performed by or at the direction of Tenant within ten
(10) days from the date of filing, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

        14. Surrender of the Premises.

Upon the expiration or earlier termination of the Term, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and fire or other casualty excepted, with all interior walls repaired if marked or damaged, the HVAC equipment serviced within ninety
(90) of termination and repaired by a reputable and licensed service firm as needed, and all floors cleaned, all to the reasonable satisfaction of Landlord. In the event Tenant has used, stored, manufactured, or transported toxic substances in Tenant's manufacturing process as defined by Federal and State Law or local ordinances in or about the Premises during the term of this Lease or any extension thereof, Landlord shall conduct a Phase I Environmental Study in order to determine if such toxic substances have caused any deleterious effect on the Premises. The cost of the Phase I Environmental Study shall be split between Landlord and Tenant on a 50/50 basis. Tenant shall, at Tenant's sole expense, continue with any recommended investigations and studies and mitigate any problems as prescribed in the Phase I or subsequent reports. Tenant shall remove from the Premises all of Tenant's Alterations required to be removed pursuant to Paragraph 13., and all Tenant's Personal Property and repair any damage and perform any restoration work caused by such removal. If Tenant fails to remove such Alterations and Tenant's Personal Property, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall be liable to Landlord for costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord.

        15. Real Property Taxes.

               A. Payment by Tenant. On or before April 1 and December 1 of each calendar year during the Term, Tenant shall pay to Landlord, as Additional Rent, Tenant's Percentage of all Real Property Taxes as set forth on the County assessor's tax statement for the Property. Landlord shall give Tenant at least fifteen (15) days' prior written notice of the amount so due. Upon Landlord's receipt of the Real Property Tax payment from Tenant and other tenants of the Property, Landlord shall pay the taxes to the County. If Tenant fails to pay Tenant's Percentage of the Real Property Taxes on or before April 1 and December 1, respectively, Tenant shall pay to Landlord any penalty incurred by such late payment. Tenant shall pay Tenant's Percentage of any Real Property Tax not included within the County tax assessor's tax statement within ten (10) days after being billed for same by Landlord. If Tenant shall fail to pay any Real Property Tax payment on time, such overdue amount shall bear interest at the Interest Rate until paid. The foregoing dates are based on the dates established by the County as the dates on which Real Property Taxes become delinquent if not paid. If such delinquency dates change, the dates on which Tenant must pay Tenant's Percentage of such taxes shall be at least ten (10) days prior to the delinquency dates.

               B. New Taxes. Tenant and Landlord acknowledge that Proposition 13 was adopted by the voters of the State of California in the June, 1978 election and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such purposes as fire protection, street, sidewalk, road, utility construction and maintenance, refuse removal and for other governmental services which may formerly have been provided without charge to property owners or occupants. It is the intention of the parties that all new and increased assessments, taxes, fees, levies and charges due to Proposition 13 or any other cause are to be included within the definition of Real Property Taxes for purposes of this Lease.

               C. Separate Parcel. Any obligation on the part of Tenant to pay all Real Property Taxes shall be conditioned upon the Property being taxed as a separate parcel. If the Property is not assessed as a separate parcel, then Landlord shall equitably apportion the Real Property Taxes assessed against the real property which includes the Property, and Tenant shall pay Tenant's Percentage of the amount of Real Property Taxes apportioned to the Property.

               D. Tax on Improvements. Tenant shall pay any increase in Real Property Taxes resulting from any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

               E. Proration. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Property, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises.

               F. Payment on Expiration of Term. If this Lease terminates on a date earlier than the end of a fiscal tax year, Landlord shall deliver to Tenant a statement setting forth the amount of Real Property Taxes to be paid by Tenant adjusted to the date of termination which shall be paid within five (5) days of such receipt.

               G. Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises or elsewhere. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord. If Landlord shall receive any such tax bills or notices of assessment or reassessment in connection with Tenant's Personal Property, it shall immediately forward such bills to Tenant.

               H. Failure to Pay. Tenant's failure to pay any of the charges required to be paid under this paragraph shall constitute a default under this Lease.

               I. Reassessment. In the event of any reassessment of the Premises or any portion thereof, including in connection with any improvements performed by Landlord for Tenant or by Tenant for itself (with Landlord's consent), other than the minimum permitted annual reassessments permitted by Proposition 13, for which landlord is provided with a Notice of Reassessment by the County Assessor, Landlord shall notify Tenant of said Notice in a timely manner, and Tenant shall have the right, at its sole expense and with knowledge of and communication with Landlord, to protest or appeal such reassessment. Landlord shall cooperate with Tenant in executing documents as may be required in protesting a reassessment.

        16. Utilities and Services.

        Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises, except that resulting from the willful misconduct of Landlord. No such failure or interruption shall entitle Tenant to terminate this Lease or withhold rent or other sums due hereunder.

        17. Repair and Maintenance.

               A. Building.

                      (i) Landlord's Obligations. Landlord shall keep in good order, condition and repair the structural parts of the Building, which structural parts include only the foundation, exterior walls (excluding the interior of all walls and the exterior and interior of all windows, doors, plate glass, showcases and interior ceiling), and subflooring of the Premises, except for any damage thereto caused by the negligence or willful acts or omissions of Tenant or of Tenant's agents, employees or invitees, or by reason of the failure of Tenant to perform or comply with any terms, conditions or covenants in this Lease, or caused by Alterations made by Tenant or by Tenant's agents, employees or contractors. It is an express condition precedent to all obligations of Landlord to repair and maintain that Tenant shall have notified Landlord in writing of the need for such repairs or maintenance.

                      (ii) Tenant's Obligations. Tenant shall at all times and at its own expense clean, keep and maintain in good, safe and sanitary order, condition and repair every part of the Building which is not within Landlord's obligation pursuant to Paragraph 17.A.(i). Tenant's repair and maintenance obligations shall include, without limitation, all plumbing and sewage facilities within the Premises, fixtures, interior walls, floors, ceilings, windows, store front, doors, entrances, plate glass, showcases, skylights, all electrical facilities and equipment, including lighting fixtures, lamps, fans and any exhaust equipment and systems, any automatic fire extinguisher equipment within the Premises, electrical motors and all other appliances and equipment of every kind and nature located in, upon or about the Premises. All glass, both interior and exterior, is at the sole risk of Tenant, and any broken glass shall promptly be replaced by Tenant at Tenant's expense with glass of the same kind, size and quality. Tenant shall obtain HVAC systems preventive maintenance contracts with bi-monthly service, which shall be subject to the reasonable approval of Landlord and paid for by Tenant, and which shall provide for and include replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance. Tenant shall have the benefit of all warranties available to Landlord regarding the equipment in such HVAC systems.

               B. Common Area.

                      (i) Landlord's Obligations. Landlord shall maintain the Common Area including those portions of the Building within the Common Area, including the exterior walls, (excluding the interior of all walls and the exterior and interior of all windows, doors, ceiling and plateglass), and the roof of the Building. The manner in which the Common Area shall be maintained and the expenditures therefor shall be at the sole discretion of Landlord. Landlord shall at all times have exclusive control of the Common Area and may at any time temporarily close any part thereof, exclude and restrain anyone from any part thereof, except the bona fide customers, employees and invitees of Tenant who use the Common Area in accordance with the rules and regulations as Landlord may from time to time promulgate, and may change the configuration or location of the Common Area. In exercising any such rights, Landlord shall make a reasonable effort to minimize any disruption of Tenant's business. Landlord shall have the right to re configure the parking area and ingress to and egress from the parking area, and to modify the directional flow of traffic of the parking area.

                      (ii) Tenant to Pay Common Area Expenses. Tenant shall pay, as Additional Rent, Tenant's Percentage of all reasonable costs and expenses as may be paid or incurred by Landlord in maintaining, operating and repairing the Common Area (the "Common Area Expenses") during the Term. The Common Area Expenses may include, without limitation, the cost of any policies of insurance covering the Common Area, and the cost of labor, materials, supplies and services used or consumed in operating, maintaining, and repairing the Common Area including, without limitation, the following:

                      (1) Maintaining and repairing landscaping and sprinkler systems;

                      (2) Maintaining and repairing concrete walkways and paved parking areas;

                      (3) Maintaining and repairing signs and site lighting; and

                      (4) Pest control, janitorial and sweeping services.

                      (iii) Monthly Payments. From and after the Commencement Date, Tenant shall to Landlord on the first day of each calendar month of the Term an amount estimated by Landlord to be Tenant's Percentage of the monthly Common Area Expenses. The foregoing estimated monthly charge may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Any such adjustment shall be effective as of the calendar month next succeeding receipt by Tenant of written notice of such adjustment.

                      (iv) Accounting. Within one hundred twenty (120) days following the end of each calendar year Landlord shall furnish Tenant a statement of the actual Common Area Expenses for the calendar year and the payments made by Tenant with respect to such period. If Tenant's payments for the Common Area Expenses do not equal the amount of the actual Common Area Expenses, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. If Tenant's payments exceed the actual Common Area Expenses, Landlord shall either offset the excess against the Common Area Expenses next thereafter to become due to Landlord, or shall refund the amount of the overpayments to Tenant, in cash, as Landlord shall elect. There shall be appropriate adjustments of the Common Area Expenses as of the Commencement Date and expiration of the Term. Upon request, Tenant shall have the right to receive copies of and to examine the actual invoices and other supporting documentation associated with such Common Area Expenses, to verify their validity hereunder.

               C. Waiver. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease.

               D. Compliance with Governmental Regulations. Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration to the Premises, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises.

               E. Failure to Pay. Failure of Tenant to pay any of the charges required to be paid under this paragraph shall constitute a default under this Lease.

        18. Fixtures.

        Tenant shall, at its own expense, provide, install and maintain in good condition all its Personal Property required in the conduct of its business in the Premises.

        19. Liens.

        Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord and its Agents harmless from all liability and cost, including attorneys' fees and costs, in connection with or arising out of any such lien or claim of lien. Tenant shall cause any such lien imposed to be released of record by payment or posting of a proper bond acceptable to Landlord within ten (10) days after the earlier of imposition of the lien or written request by Landlord. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien at least twenty (20) days prior to the commencement of such work to enable Landlord to post and record a Notice of Non responsibility or other notice deemed proper before the commencement of any such work. If Tenant fails to so remove said lien within the prescribed ten (10) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

        20. Landlord's Right to Enter the Premises.

        Tenant shall permit Landlord and its Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Non responsibility and similar notices and "For Sale" signs, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time within one hundred and eighty (180) days prior to the expiration of the Term, to place upon the Premises ordinary "For Lease" signs and to show the Premises to prospective tenants. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business.

        21. Signs.

Landlord shall provide space for Tenant's identification sign over the main entrance and on an exterior monument sign in the Common Area. Tenant shall have no right to maintain a Tenant identification sign in any other location in, on or about the Building or the Premises and shall not display or erect any other Tenant identification sign, display or other advertising material that is visible from the exterior of the Building. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to the Landlord's written approval prior to installation, which shall not be unreasonably withheld, the CC&R's, and any appropriate municipal or other governmental approvals. The cost of the sign, its installation, maintenance and removal expense shall be Tenant's sole expense. If Tenant fails to maintain its sign, or, if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

        22. Insurance.

               A. Indemnification. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and its Agents from and against any and all damage, loss, liability or expense including, without limitation, attorneys' fees and legal costs suffered directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury and property damage sustained by such person or persons which arises out of, is occasioned by or in any way attributable to the use or occupancy of the Property or any part thereof and adjacent areas by the Tenant, the acts or omissions of the Tenant, its agents, employees or any contractors brought onto the Premises by the Tenant, except to the extent caused by the sole negligence or willful misconduct of Landlord or its Agents. Tenant agrees that the obligations assumed herein shall survive this Lease.

               B. Tenant's Insurance. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

                      (i) Worker's compensation - Statutory limits.

                      (ii) Employer's liability - Not less than One Hundred Thousand and no/100ths Dollars ($100,000.00).

                      (iii) Comprehensive general liability insurance including blanket contractual liability broad form property damage, personal injury, completed operations, products liability, in an amount not less than Three Million and no/100ths Dollars ($3,000,000.00) combined single limit for both bodily injury and property damage and fire damage legal in an amount not less than one hundred thousand ($100,000.00) naming Landlord and its Agents as additional insureds.

                      (iv) "All Risk" property insurance (including, without limitation, vandalism, malicious mischief, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) on Tenant's Personal Property located on or in the Premises, and any Alterations constructed or installed on the Premises by Tenant. Such insurance shall be in the full amount of the replacement cost, as the same may from time to time increase as a result of inflation or otherwise, and shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form. As long as this Lease is in effect, the proceeds of such policy shall be used for the repair and replacement of such items so insured. Landlord shall have no interest in the insurance proceeds on Tenant's Personal Property.

                      (v) Boiler and machinery insurance including but not limited to steam pipes, pressure pipes, condensation return pipes and other pressure vessels and HVAC equipment in an amount satisfactory to Landlord.

               C. Premises Insurance. During the Term Landlord shall maintain "All Risk" property insurance (including, at Landlord's option, earthquake coverage, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage) on the Premises, general liability for the Premises and Common Area, excluding coverage of all Tenant's Personal Property located on or in the Premises, but including the any Tenant Improvements. In the event Landlord opts to insure the Premises for earthquake coverage, then, in the event of a claim, Landlord shall be responsible for the payment of the deductible of such insurance. Tenant's cost for earthquake insurance shall not exceed ten thousand dollars ($10,000.00) per year. All such insurance shall also include insurance against loss of rents and/or abatement of rent on an "All Risk" basis, including, at Landlord's option, earthquake, in an amount equal to the Monthly Rent and Additional Rent, and any other sums payable under the Lease, for a period of at least twelve (12) months commencing on the date of loss. Such insurance shall name Landlord and its Agents as named insureds and include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement). Tenant shall reimburse Landlord for Tenant's Percentage of Landlord's annual cost of said insurance as Additional Rent, monthly on the first day of each calendar month of the Term, prorated for any partial month, or on such other periodic basis as Landlord shall elect. If the Premises insurance premiums are increased after the Commencement Date due to an increase in premium rates, due to an increase in the valuation of the Building or its replacement cost, or due to Tenant's use of the Premises, Tenant shall pay such increase within ten (10) days of notice of such increase.

               D. Certificates. Tenant shall deliver to Landlord at least thirty
(30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage. Further, all certificates shall expressly provide that no less than ten (10) days' or the greatest period of time typically provided by insurance carriers prior written notice shall be given Landlord in the event of cancellation of the coverages evidenced by such certificates.

               E. Co-Insurer. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then, any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

               F. No Limitation of Liability. Landlord and its Agents make no representation that the limits of liability specified to be carried by Tenant under this Lease are adequate to protect Tenant. If Tenant believes that any such insurance coverage is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

               G. Insurance Requirements. All such insurance shall be in a form satisfactory to Landlord and shall be carried with companies that have a general policy holder's rating of not less than "A-" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports; shall provide that such policies shall not be subject to material alteration which results in a material reduction of coverage or cancellation except after at least thirty (30) days' prior written notice and ten (10) days for non-pay cancellations or the maximum period insurance carriers provide to Landlord; The policy or policies, or duly executed certificates for them, shall be deposited with Landlord prior to the Commencement Date, and upon renewal of such policies, not less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent. Such reimbursement shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

               H. Landlord's Disclaimer. Landlord and its Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheet rock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, unless caused by or due to the sole negligence or willful acts of Landlord. Tenant shall give prompt written notice to Landlord in case of a casualty, accident or repair needed in the Premises.

               I. Failure to Pay. The failure of Tenant to obtain and pay for any insurance required to be obtained and paid for by it hereunder shall be deemed a default under this Lease.

        23. Waiver of Subrogation.

        Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder, give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

        24. Damage or Destruction.

               A. Landlord's Obligation to Rebuild. If the Premises or the Building is damaged or destroyed, Landlord shall promptly and diligently repair the same unless it has the right to terminate this Lease as provided herein and it elects to so terminate.

               B. Landlord's Right to Terminate. Landlord shall have the right to terminate this Lease in the event any of the following events occurs:

                      (i) Insurance proceeds are not available to pay one hundred percent (100%) of the cost of such repair, excluding the deductible for which Tenant shall be responsible (deductible shall not exceed $2,000.00 per occurrence except for earthquake insurance as provided for in paragraph 22.C.);

                      (ii) The Premises or the Building cannot, with reasonable diligence, be fully repaired by Landlord within one hundred twenty (120) days after the date of the damage or destruction; or

                      (iii) The Premises or Building cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, earthquake faults, radiation, chemical waste and other similar dangers.

If Landlord elects to terminate this Lease, Landlord may give Tenant written notice of its election to terminate within thirty (30) days after such damage or destruction, and this Lease shall terminate fifteen (15) days after the date Tenant receives such notice. If Landlord elects not to terminate the Lease, Landlord shall promptly, following the date of such damage or destruction, commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease will continue in full force and effect. All insurance proceeds from insurance under Paragraph 22., excluding proceeds for trade fixtures, equipment and other personal property of Tenant, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductible payable in connection with any insured casualties, unless the casualty was caused by the sole negligence or willful misconduct of Landlord.

               C. Limited Obligation to Repair. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Premises and the Tenant Improvements-existing at the time of such damage or destruction.

               D. Abatement of Rent. Rent shall be temporarily abated proportionately, but only to the extent of any proceeds received by Landlord from loss of rent and/or rental abatement insurance described in Paragraph 22.C., during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Building, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Building. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord-of the repair or reconstruction which Landlord is obligated or undertakes to do. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

               E. Damage Near End of Term. Anything herein to the contrary notwithstanding, If the Premises or the Building is destroyed or damaged during the last twenty-four (24) months of the Term, then Landlord may, at its option, cancel and terminate this Lease as of the date of the occurrence of such damage. If Landlord does not elect to so terminate this Lease, the repair of such damage shall be governed by Paragraphs 24.A. or 24.B., as the case may be. If this Lease is terminated, Landlord may keep all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property.

               F. Replacement Cost. The determination in good faith by Landlord of the estimated cost of repair of any damage, of the replacement cost, or of the time period required for repair shall be conclusive for the purposes of this paragraph.

        25. Condemnation.

               A. Total Taking Termination. If title to all of the Property or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Property will not, in Landlord's and Tenant's mutual opinion, result in the Property being reasonably suitable for Tenant's continued occupancy for the uses and purposes permitted by this Lease, this Lease shall terminate as of the date that possession of the Property or part thereof be taken.

               B. Partial Taking. If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken. The Rent and other sums payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete architectural unit. Such work shall not, however, exceed the scope of the work done by Landlord in originally constructing the Premises. Rent and other sums payable hereunder shall be temporarily abated during such restoration proportionately in the degree to which Tenant's use of Premises is impaired.

               C. No Apportionment of Award. No award for any partial or entire taking shall be apportioned. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, or its moving costs, or for the loss of its goodwill.

               D. Temporary Taking. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this paragraph.

               E. Sale Under Threat of Condemnation. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this paragraph.

        26. Assignment and Subletting.

               A. Landlord's Consent. Tenant shall not enter into an Assignment or Sublease without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Assignment or Sublease without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease.

               B. Assignment or Sublease Form. Each Assignment or Sublease to which Landlord has consented shall be by an instrument in writing in a form satisfactory to Landlord, and shall be executed by Tenant and Subtenant. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. Notwithstanding anything contained herein, Tenant shall not be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to an Assignment or Sublease unless Landlord specifically grants such release in writing.

               C. No Waiver. Consent by Landlord to one such Assignment or Sublease shall not be deemed to be a consent to any subsequent Assignment or Sublease.

               D. Information to be Furnished. If Tenant desires at any time to Assign or Sublease the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord: (i) the name of the proposed Subtenant; (ii) the nature of the proposed Subtenant's business to be carried on in the Premises; (iii) the terms and provisions of the proposed Assignment or Sublease and a copy of the proposed Assignment or Sublease form containing a description of the subject premises; and (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

               E. Landlord's Alternatives. At any time within ten (10) days after Landlord's receipt of the information specified in Paragraph 26.D., Landlord may, by written notice to Tenant, elect: (i) to consent to the Assignment or Sublease by Tenant; or (ii) to refuse its consent to the Assignment or Sublease.

If Landlord fails to elect any of the alternatives set forth in Paragraph 26.E.(i) and (ii) above within the ten (10) day period, it shall be deemed that Landlord has refused its consent to the Assignment or Sublease.

If Landlord consents to the Assignment or Sublease, Tenant may thereafter enter into a valid Assignment or Sublease of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant to Landlord pursuant to Paragraph 26.D., subject, however, upon the condition that any excess of the Subrent (Profit) over the Rent required to be paid by Tenant hereunder for that pro rata portion of the building shall be split on a 50/50 basis between Landlord and Tenant. Any such Profit to be paid to Landlord pursuant hereto shall be payable to Landlord as and with the Monthly Rent payable to Landlord hereunder pursuant to Paragraph 5.A.

               F. Sublease or Assignment Profit and Expenses. Prior to splitting the Profit as prescribed in the above paragraph, Tenant may deduct the amount of Tenant's cash expenses in connection with Assignment or Sublease. Expenses that may be deducted include tenant improvements, commissions paid, marketing and legal fees as commercially typical.

               G. Executed Counterpart. No Assignment or Sublease shall be valid nor shall any Subtenant take possession of the Premises until an executed counterpart of the Assignment or Sublease agreement has been delivered to Landlord.

        27. Default.

               A. Tenant's Default. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur:

                      (i) If Tenant shall have failed to pay Rent or any other sum required to be paid hereunder when due; provided, however, that Tenant may cure said default at any time prior to a termination of this Lease by Landlord by paying all Rent and other expenses or charges then due together with interest at the Interest Rate from the due date through the date of payment; or

                      (ii) If Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure such breach within fifteen (15) days after written notice from Landlord where such breach could reasonably be cured within such fifteen (15) day period; provided, however, that where such failure could not reasonably be cured within the fifteen (15) day period, that Tenant shall not be in default if it has commenced such performance within the fifteen (15) day period and diligently thereafter prosecutes the same to completion; or

                      (iii) If Tenant shall have assigned its assets for the benefit of its creditors; or

                      (iv) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such Personal Property within thirty (30) days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                      (v) If Tenant shall have failed to continuously or uninterruptedly conduct its business in the Premises, or shall have abandoned or vacated the Premises; or

                      (vi) If a court shall have made or entered any decree or order other than under the bankruptcy laws of the United States adjudging Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of thirty (30) days; or

                      (vii) If Tenant shall have failed to comply with the provisions of Paragraphs 28.

and 31.

               B. Remedies. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                      (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effects as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due.

                      (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to remove all Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                      (a) The worth at the time of award of unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                      (b) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                      (c) The worth at the time of award of the amount by which the unpaid Rent and other sums due and payable for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                      (d) Any other amount necessary which is to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                      (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

                      The "worth at the time of award" of the amounts referred to in Paragraphs 27.B.(ii)(a) and 27.B.(ii)(b) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 27.B.(ii)(c) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                      (iii) Landlord may, with or without terminating this Lease, enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this paragraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

               C. Landlord's Default. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

        28. Subordination.

               A. Documentation. This Lease is subject and subordinate to ground and underlying leases, mortgages and deeds of trust (collectively "Encumbrances") which now affect the Premises, to the CC&R's and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the holder or holders of any such Encumbrance ("Holder") shall require that this Lease to be prior and superior thereto, within seven (7) days of written request of Landlord to Tenant, Tenant shall execute, have acknowledged and deliver any and all documents or instruments, in the form presented to Tenant, which Landlord or Holder deems necessary or desirable for such purposes. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all Encumbrances which are now or may hereafter be executed covering the Premises or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; provided only, that in the event of termination of any such lease or upon the foreclosure of any such mortgage or deed of trust, so long as Tenant is not in default, Holder shall enter into a recognition and attornment agreement with Tenant as long as Tenant shall pay the Rent and observe and perform all the provisions of this Lease to be observed and performed by Tenant. Within ten (10) days after Landlord's written request, Tenant shall execute any and all documents required by Landlord or the Holder required to effectuate such subordination to make this Lease subordinate to any lien of the Encumbrance. If Tenant fails to do so, such failure shall constitute an irrevocable appointment of Landlord as Tenant's attorney-in-fact and to act in Tenant's name, place and stead.

               B. Attornment. Notwithstanding anything to the contrary set forth in this paragraph, Tenant hereby attorns and agrees to attorn to any entity purchasing or otherwise acquiring the Premises at any sale or other proceeding or pursuant to the exercise of any other rights, powers or remedies under such Encumbrance.

        29. Notices.

        Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

        30. Attorneys' Fees.

        If either party brings any action or legal proceeding for damages for an alleged breach of any provision of this Lease, to recover rent, or other sums due, to terminate the tenancy of the Premises or to enforce, protect or establish any term, condition or covenant of this Lease or right of either party, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

        Notwithstanding the foregoing and in addition thereto, Landlord shall be entitled to immediate receipt from Tenant for each breach hereof of such reasonable attorneys' fees, but not less than Fifty and no/100ths Dollars ($50.00), as may be incurred in connection with each notice or demand delivered to Tenant pursuant to Paragraph 29. Tenant agrees that such sums constitute reimbursement to Landlord only of the reasonable costs to Landlord of the preparation and delivery of each notice caused by Tenant's breach hereunder.

        31. Estoppel Certificates.

        Tenant shall within seven (7) days following written request by
Landlord:

                      (i) Execute and deliver to Landlord any documents, including estoppel certificates, in the form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord, or, if there are uncured defaults on the part of the Landlord, stating the nature of such uncured defaults, and (c) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord.

Tenant's failure to deliver an estoppel certificate within seven (7) days after delivery of Landlord's written request therefor shall be conclusive upon Tenant
(a) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) that there are now no uncured defaults in Landlord's performance and (c) that no Rent has been paid in advance.

If Tenant fails to so deliver a requested estoppel certificate within the prescribed time, such failure shall constitute an irrevocable appointment of Landlord as Tenant's attorney-in-fact to act in Tenant's name, place and stead to execute such estoppel certificate.

                      (ii) Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

        32. Transfer of the Premises by Landlord.

        In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment.

        33. Landlord's Right to Perform Tenant's Covenants.

        If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after any such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

        34. Tenant's Remedy.

        If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord written notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of Rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and neither Landlord nor its Agents shall be liable for any deficiency.

        35. Mortgagee Protection.

        In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

        36. Brokers.

        Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for CPS representing Tenant and JMI Commercial representing Landlord, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Tenant agrees to indemnify and hold harmless Landlord and its Agents harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any other broker or individual for commissions or fees resulting from Tenant's execution of this Lease if such claim arises because of alleged action, contract, or commitment made by Tenant.

        37. Acceptance.

        Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord and delivery of a signed copy to Tenant. Upon acceptance of Tenant's offer to lease under the terms hereof and receipt by Landlord of the Security Deposit in connection with Tenant's submission of said offer, Landlord shall be entitled to retain such deposit and apply same to damages, costs and expenses incurred by Landlord if Tenant fails to occupy the Premises. If Landlord declines said offer, any such deposit shall be returned to Tenant.

        38. Recording.

        Neither party shall record this Lease nor a short form memorandum thereof.

        39. Quitclaim.

        Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of the Premises.

        40. Modifications for Lender.

        If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder.

        41. Parking.

        Tenant shall have the right to park in the Building's parking facilities of the Building upon terms and conditions as may from time to time be established by Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord in the use of the parking facilities.

        42. Lease Contingency.

        It is understood by both the Landlord and Tenant that this Lease is expressly conditioned upon the successful completion and execution by all parties to a termination agreement for a Lease between the Landlord and Steven Sherman, HLS Duplication, et al as Tenant and Nimbus Corporation as a Subtenant. Said termination agreement shall be completed and executed within ten (10) working days of the Agreement Date. If a termination agreement has not been completed, executed, and a valid copy delivered to Tenant within the time provided, either party to this Lease may terminate the Lease and the Tenant shall be refunded all monies paid to Landlord, and neither party shall have any further obligation to the other.

        43. Option to Extend Term.

        Providing Lessee is not in default with any of the terms, provisions, or conditions of this Lease, Lessee shall have the right to extend the term of this Lease for one additional three year period following the expiration of the original term, by giving written notice of Lessee's intent to exercise the option to Lessor at least 120 days prior to the expiration of the original term or 120 days prior to the expiration of the then extended term. At the beginning of the extended term, the Monthly Base Rent shall be adjusted to reflect 95% of the then prevailing market rent at the time each option is exercised.

        The parties shall have thirty (30) days after Lessor receives the option notice in which to agree on Monthly Base Rent during the extended term. If the parties agree on the Monthly Base Rent for the extended term during that period, they shall immediately execute an Addendum to this Lease stating the Monthly Base Rent.

        If the parties are unable to agree on the Fair market rent for the extended term within that period, then within ten (10) days after the expiration of that period each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least 5 years' full time commercial appraisal experience in the area in which the Premises are located to appraise and set the fair market rent for the Premises. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set the fair market rent for the Premises. If the two appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the fair market rent for the Premises. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two appraisers are given to set the fair market rent for the Premises. If they are unable to agree on the third appraiser, either of the parties to this Lease by giving ten (10) days' notice to the other party can apply to the American Arbitration Association for the purpose of selecting the third appraiser. Each of the parties shall bear one half of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

        Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the fair market rent for the Premises. If a majority of the appraisers are unable to do so within the stipulated period of time, the appraisal which is neither highest nor lowest shall be the fair market rent for the Premises.

        If a fair market rent is established by appraisal as provided above, the appraiser(s) shall so notify the parties and 95% of the agreed fair market rent for the extended term shall be set forth in an Addendum and attached to this Lease.

        44. General.

               A. Captions. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit or extend the meaning of any part of this Lease.

               B. Executed Copy. Any fully executed copy of this Lease shall be deemed an original for all purposes.

               C. Time. Time is of the essence for the performance of each term, condition and covenant of this Lease.

               D. Separability. In case any one or more of the provisions contained herein, except for the payment of Rent, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

               E. Choice of Law. This Lease shall be construed and enforced in accordance with the laws of the State of California. The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

               F. Gender: Singular, Plural. When the context of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

               G. Binding Effect. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

               H. Waiver. The waiver by Landlord of any breach of any term, condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

               I. Entire Agreement. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

               J. Authority. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days of Landlord's request therefor shall be deemed a default under this Lease.

               K. Exhibits. All exhibits, amendments, riders and addendums attached hereto are hereby incorporated herein and made a part hereof. THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

TENANT:                          TeleSensory, Corporation, a California
                                 Corporation

Dated:                           7-7-97
------

                                 /s/ Signature Illegible
                                 -----------------------------------------------
By: Its:

By:                              Yakov G. Soloveychik
                                 ------------------------

                                 Sr. VP & General Manager BPD TSC
Its:                             -----------------------------------------------

LANDLORD:                        Pace Properties, a California Limited
                                 Partnership

Dated                            7-7-97
                                 -----------------------------------------------

By: Its:                         General Partner
                                 -----------------------------------------------

                                 /s/ Signature Illegible
                                 -----------------------------------------------
By:

Its:                             -----------------------------------------------


Dated                            -----------------------------------------------

By: Its:                         General Partner
                                 -----------------------------------------------

By:
                                 -----------------------------------------------
Its:
                                 -----------------------------------------------

                                [EXHIBIT OMITTED]

                                    EXHIBIT B

                              Work Letter Agreement

In connection with the Tenant Improvements to be installed on the Premises reference in paragraph 9. of the Lease, the parties hereby agree as follows:

1.      Major Improvements

1.1 Landlord shall retain the services of an architect for the completion of final working architectural and engineering plans and specifications for the Tenant Improvements to be constructed on the Premises in accordance with paragraph 9. of the lease ("Final Plans and Specifications"). Tenant shall cooperate diligently with the architect, and shall furnish (within five (5) business days following the execution of the Lease set forth in the Lease), all information required by the architect for completion of the Final Plans and Specifications. Landlord and Tenant shall indicate their approval of the Final Plans and Specifications by initialing them within ten (10) business days of the execution of the Lease set forth in the Lease and attaching them hereto as Exhibit B-1. Either party shall have the right to terminate this Lease upon written notice to the other party, in the event the Final Plans and Specifications are not approved by Tenant and Landlord in writing within the time frame provided. Upon completion of Final Plans and Specifications and approval thereof by Landlord and Tenant, Landlord shall commence with said work.

1.2. Identified area of approximately 50'x110' to be walled in, have dropped ceiling added with office lighting, finished floor equivalent to other office areas on premises, and air conditioning and electrical.

1.3. Electrical to include electric duplex outlets at 12' intervals on entire perimeter, approximately 12" from ground level.

1.4. The Landlord shall complete, in a good and workmanlike manner and in accordance with all building ordinances and codes, construction of the Tenant Improvements at Landlord's sole expense excepting any improvements that Tenant may require as a result of modifying the use of the Premises (i.e.: additional office build out) which shall be Tenant's sole expense. In no event shall the Tenant Improvements include any installation of any trade fixtures, equipment, furniture, furnishings, telephone equipment, alarm equipment or other personal property to be used in the Premises by Tenant.

1.5. No revisions to the approved Final Plans and Specifications shall be made by either Landlord or Tenant unless approved in writing by both parties. Any work desired by Tenant in addition to the Final Plans and Specifications and which is approved in writing by both parties shall be paid by Tenant within five (5) days of being presented a completed invoice or progress payment invoices for such work by the Landlord. Any additional construction and improvement work mandated by governmental authorities persuant to the Final Plans and Specifications shall also be paid by Tenant within five (5) days of being presented an invoice for such work by Landlord except that work required to the exterior of the building or within the landscaping and parking areas shall be the sole responsibility of the Landlord. If any such mandated work in any way alters or in addition to the original Plans and Specification and the parties cannot agree to such alterations and/or additions, the Landlord shall have sole and exclusive authority to construct and complete such mandated work and its obligations under paragraph 9. of the Lease The Tenant shall be responsible for the payment thereof as set forth in this paragraph 1.5.

2.      Painting

2.1. Interior office walls to be cleaned, patched and painted to good commercial standards.

2.2. Four (4) gallons each of any major color used in such interior repainting are to be left for Tenant for use in maintaining premises in good condition.

3.      Suspended ceilings

3.1.    All missing, damaged, water-stained or dirty panels to be replaced.

3.2.    Bent, damaged or dirty t-bar to be cleaned or replaced as appropriate.

4.      Carpeting

4.1.    All carpeted areas to be stretched and cleaned.



                                  Exhibit B - 1

4.2. Any areas displaying noticeable wear, color fading (as demonstrated by gross disparities in color between different areas) or other damage or disrepair requires replacement with best-match color and comparable grade of carpeting.

5.      Tiled floors

5.1. Missing or damaged tiles to be replaced, including where cracked or uneven (may require smoothing floor underneath if reasonably and economically feasible).

5.2.    Floors to be thoroughly cleaned.

5.3. Anti-skid finish to be applied (not a "high gloss wax," which is deemed too slippery for safety purposes).

6.      Concrete floors

6.1. Bolts protruding from concrete floors are to be removed and/or brought down to smooth floor level by filing.

6.2. All concrete floors are to be cleaned, patched as needed, and sealed to good industrial standards.

7.      Lighting

7.1. All light bulbs to be operating (i.e., burnt-out bulbs are to be replaced).

7.2. Bulbs in "yellow room" to be replaced with ordinary cool-white fluorescent.

8.      HVAC and Space Heaters

8.1.    System is to be inspected, serviced and cleaned.

8.2. Any damaged or missing grills, grates, ductwork, and filters, etc. is to be repaired or replaced as needed, including specific damage noted near far end of warehouse area.

8.3. Ceiling inlets and returns are to be cleaned where there is accumulation of dirt and debris.

8.4. All thermostats and space heaters to be repaired as needed to bring to good working order.

9.      Structural Matters

9.1. Roof: all leaks to be fixed to good quality prior to occupancy. Landlord shall, notwithstanding any damage caused by or protrusions made by Tenant, repair any leaks to the roof as soon as possible after the first appreciable rain fall within the first year of the Lease.

9.2. All "mid-floor" non-structural (non-load-bearing) columns, pipes of any type, pedestal-type electrical service, and the like are to be removed.

9.3.    All PVC piping for water or other fluids is to be removed.

9.4. Rack and pallet near "chiller area" may be left in place on premises, at no additional cost to Tenant, but if so, Tenant must be advised of this at time of Lease Execution. If left in place, the racks shall be the property of the Landlord.

9.5. All other rack and pallet, including associated sprinkler systems (main warehouse area) are to be removed. However, Tenant will permit them to be left in place at no cost to Tenant, and will itself pay for any needed moving or removal, provided that (a) Removal thereof by Landlord is not required at termination of lease; and (b) Tenant is free to relocate, remove, discard or otherwise dispose of such items, if done in a workmanlike manner and with permits if required; and (c) Tenant is advised of intention to leave such items at time of execution of the Lease.

9.6. The "chiller" equipment within the Premises must be removed in its entirety, including all associated piping and wiring (back to the nearest junction box), and including the pedestal on which the pumps and tanks are mounted, except that related equipment on the roof shall be left in place, with no further liability or expense to the Tenant or Nimbus in connection with such equipment.



                                  Exhibit B - 2

10.     Signage

10.1. "Nimbus" name in plastic sign over entryway and in monument near street to be removed, but leaving frame in place and in good serviceable condition so that Tenant can later insert its own name at its own expense.

10.2. "Nimbus" name identification to be removed from entry door(s) and other locations as appropriate.

10.3. Office signage which references specific employee names, departments, etc., and file holders and other accessories affixed to walls, are to be removed preparatory to patching and repairing any damage caused by their removal.

11.     Rest Rooms

11.1. Accepted in "as is" condition, subject to operability and freedom from leaks for all fixtures (see next item).

11.2. All toilets, sinks and other plumbing fixtures are to be operable, with no observed leaks whether on or off, or when flushed. All partitions in rest rooms are to be properly secured to the walls.

11.3. Existing rest rooms are to be adequate for premises for "normal occupancy." Any additional work on rest rooms (including handicapped access and additional fixtures) necessitated by Tenant's subdivision of premises for purposes of subleasing and/or due to the additional build out of office space is to be done at Tenant's expense, with permits, in a good workmanlike manner. Any and all modifications to the Premises, prior to commencement of work, shall have Landlord's written permission, which shall not unreasonably be withheld.

12.     Compressors and Compressed Air Supply

12.1. The smaller compressor near the loading dock is to remain with the premises, as Landlord's Property.

12.2. In all situations where a compressed air outlet "hangs" in the middle of a workspace (away from walls), including where there are non-structural support columns to which they are affixed, the piping is to be "backed up" so that it is concealed above the false ceiling, and such support columns are to be removed.

12.3. In all situations where a compressed air outlet is affixed to a wall or structural support member, generally with a valve at that point, the piping is to be left in place, but with no additional piping extending away from the wall.

12.4. The compressor system is to be checked and confirmed to hold pressure to customary commercial standards.

13.     Electrical apparatus and wiring

13.1. The three motion-sensitive electrically-operated doors on the premises are to remain, and are to be confirmed as being in good working order.

13.2. Electrical drop cords removed by the former tenant are to be left on premises for possible use by Tenant but shall remain the property of Landlord.

13.3. Currently-installed drop cords and communication wires are to remain in place.

13.4. All electrical junction boxes and outlet boxes which are securely mounted to an existing wall or other fixture of the Premises are to remain in place, and to be repaired where necessary.

13.5. Existing safety (emergency) lighting to remain in place, unless relocation is required in connection with build-out.

14.     "Wet Room"

14.1.   Shower and eye bath are to be left in place.

14.2. All equipment, pedestals, the concrete barrier in the north east corner and the sump are to be removed, and the floor returned to smooth concrete surface condition with proper rebar reinforcement where needed, with a similar sealing as exists on the balance of floor in the wet room.

14.3.   Wall-mounted fresh water piping to be left in place to the valve only.



                                  Exhibit B - 3

14.4.   Vent hood and associated ducting to be removed.

14.5. All PVC piping and existing ductwork and exhaust systems to be removed in the wet room and all ceiling areas throughout.

14.6. Room to be well-ventilated which should generally be at ceiling level (one duct now reaches to floor level) with proper registers and/or covers over.

14.7. Room to be thoroughly cleansed of any noxious or potentially-harmful chemicals, so that Tenant's use is unimpaired.

15.     Miscellaneous

15.1. The large space recently opened in the wall between the printing room and the warehouse is to be closed up, with appearance to match the surrounding walls. The floor to ceiling wall in the center of the building shall be re-sheet rocked, tapped, and painted where damaged. All walls damaged shall be properly patched and repaired as needed.

15.2. Drawings and plans for the premises' electrical and HVAC systems are to be provided for Tenant's use.

15.3. A clearly-marked and labeled set of keys is to be provided for all exterior and interior keyed doors, with additional copies where readily available, including for keyed electrical panels.

15.4. Lessor is to provide a copy of recent (within one year) Fire Department inspection of the sprinkler system, or to arrange for such inspection prior to occupancy.

15.5. All roll-up doors and dock levelers are to be repaired as needed based on prior damage, and ensured to be in operating status.

15.6. Existing window blinds as observed during walk-through to be cleaned and remain with premises. In at least two observed cases, repair or replacement is required.

15.7. The exterior of the premises is to be cleared of all debris, pallets, construction materials, and the like.

15.8. The exterior small fenced storage areas at the rear of the property, against the back property line, are to be cleared of contents and the fencing and gates shall be repaired.

15.9.   Internal chain link fencing currently installed is to be left in place.

15.10. All provisions herein related to removal or capping of existing equipment, plumbing or piping shall be subject to recommendations or requirements provided by a qualified hazardous materials engineer or equivalent, or governmental authority, and any such requirements shall supersede any other provisions in this Exhibit.

16.     Cafeteria

16.1. Tenant shall have Landlord's permission to install additional cafeteria equipment in the employee cafeteria area, to meet its needs, subject to obtaining any and all permits and doing all work in a good workmanlike manner. This lease is not subject to Tenant obtaining permission for the installation of the same. If any modification to the Premises is required, then Tenant shall, prior to commencing with the work, obtain Landlord's written permission, which shall not be unreasonably withheld.



                                  Exhibit B - 4

16.2. Tenant customarily licenses a non-employee vendor to operate its cafeteria, for use by its own employees only. This is not to be deemed a sublease of the premises.

TENANT:                          TeleSensory, Corporation, a California
                                 Corporation

Dated:                           7-7-97
                                 -----------------------------------------------

By: Its:                         /s/ Signature Illegible
                                 -----------------------------------------------

By:                              Yakov G. Soloveychil VP & General Manager
                                 BPD TS
                                 -----------------------------------------------

Its:                             -----------------------------------------------

LANDLORD:                        Pace Properties, A California Limited
                                 Partnership

Dated                            7-7-97
                                 -----------------------------------------------

By: Its:                         General Partner
                                 -----------------------------------------------

By:                              /s/ Signature Illegible
                                 -----------------------------------------------

Its:                             -----------------------------------------------


Dated                            -----------------------------------------------

By: Its:                         General Partner
                                 -----------------------------------------------

By:
                                 -----------------------------------------------

Its:                             -----------------------------------------------



                                  Exhibit B - 5